UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2021

TaskUs, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40482	83-1586636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Independence Drive, Suite 100

New Braunfels, Texas 78132

(Address of Principal Executive Offices) (Zip Code)

(888) 400-8275

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	TASK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Initial Public Offering

In connection with the closing of the initial public offering (the “Offering”) by TaskUs, Inc. (the “Company”) of its Class A common stock, par value $0.01 per share (the “Common Stock”), described in the prospectus (the “Prospectus”), dated June 10, 2021, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement on Form S-1 (File No. 333- 255190) (as amended, the “Registration Statement”), the following agreements were entered into:

(1)	the Amended and Restated Stockholders Agreement, dated as of June 15, 2021, by and among the Company and the other parties thereto (the “Stockholders Agreement”); and

(2)	the Registration Rights Agreement, dated as of June 15, 2021, by and among the Company and the other parties thereto (the “Registration Rights Agreement”).

The Stockholders Agreement and the Registration Rights Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

TaskUs, Inc. 2021 Omnibus Incentive Plan

In connection with the Offering, the board of directors of the Company and its stockholders adopted and approved the TaskUs, Inc. 2021 Omnibus Incentive Plan (the “Omnibus Incentive Plan”), as contemplated by the Company’s

Registration Statement. The Omnibus Incentive Plan became effective on June 10, 2021. For further information regarding the Omnibus Incentive Plan, see “Executive and Director Compensation—Omnibus Incentive Plan” in the Prospectus. The Omnibus Incentive Plan is filed herewith as Exhibit 10.3 and is incorporated herein by reference. The material terms of the Omnibus Incentive Plan are substantially the same as the terms set forth in the form of such document filed as an exhibit to the Registration Statement and as described in the Prospectus.

IPO-Related Equity Grants

In connection with the Offering, the board of directors of the Company approved, pursuant to the Omnibus Incentive Plan, the grant of (i) 1,102,354 time-based restricted stock units (“RSUs”), (ii) 1,653,530 performance-based restricted stock units (“PSUs”), and (iii) 551,177 stock options to Bryce Maddock, the Company’s Chief Executive Officer, as contemplated by the Company’s Registration Statement (collectively, the “Founder Awards”). The board of directors of the Company also approved, pursuant to the Omnibus Incentive Plan, the grant of (i) 1,426,267 RSUs, (ii) 1,653,530 PSUs and (iii) 1,104,221 stock options to certain of the Company’s officers and employees, as contemplated by the Company’s Registration Statement (collectively, the “IPO Awards”). In the case of each of the Founder Awards and the IPO Awards, the stock options, the RSUs and PSUs became effective on June 10, 2021. For further information regarding the Founder Awards and the IPO Awards, see “Executive and Director Compensation—IPO-Related Equity Grants” in the Prospectus. The material terms of the Founder Awards under the Omnibus Incentive Plan are substantially the same as the terms set forth in the forms of such documents filed as an exhibit to the Registration Statement and as described in the Prospectus.

Amended and Restated 2019 TaskUs, Inc. Stock Incentive Plan

In connection with the Offering, the board of directors of the Company and its stockholders adopted the Amended and Restated 2019 TaskUs, Inc. Stock Incentive Plan (the “2019 Stock Incentive Plan”), as contemplated by the Company’s Registration Statement. The 2019 Stock Incentive Plan became effective on June 10, 2021. For further information regarding the 2019 Stock Incentive Plan, see “Executive and Director Compensation—2019 TaskUs, Inc. Stock Incentive Plan” in the Prospectus. The 2019 Stock Incentive Plan is filed herewith as Exhibit 10.4 and is incorporated herein by reference. The material terms of the 2019 Stock Incentive Plan are substantially the same as the terms set forth in the form of such document filed as an exhibit to the Registration Statement and as described in the Prospectus.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2021, the Company’s second amended and restated certificate of incorporation (the “Charter”) became effective and the Company’s amended and restated bylaws were also further amended and restated (the “Bylaws”), each as contemplated by the Registration Statement. The Charter and the Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The material terms of the Charter and the Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibits 3.1 and 3.2, respectively, to the Registration Statement.

Item 8.01 Other Events.

On June 15, 2021, the Company completed the Offering, which consisted of (i) 5,553,154 shares of Class A Common Stock issued and sold by the Company and (ii) 9,626,846 shares of Class A Common Stock sold by the selling stockholders (including 1,980,000 shares of Class A Common Stock pursuant to the full exercise of the underwriters’ option to purchase additional shares), in each case for cash consideration of $23.000 per share ($21.735 per share, after deducting underwriting discounts and commissions), to a syndicate of underwriters led by Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC as representatives. The Company intends to use the proceeds (net of underwriting discounts) from its issuance of 5,553,154 shares of Class A common stock (approximately $120.7 million) in the Offering, together with cash on hand, to satisfy payments of approximately $127.4 million in respect of vested phantom shares, including $23.5 million in respect of vested phantom shares held by certain of the Company’s executive officers, that became due upon the completion of the Offering, including $10.0 million in deferred dividend payments in respect of such vested phantom shares. The Company did not receive any proceeds from the sale of shares of its Class A Common Stock in the Offering by the selling stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of TaskUs, Inc., dated as of June 10, 2021

3.2	Second Amended and Restated Bylaws of TaskUs, Inc., dated as of June 10, 2021

10.1	Amended and Restated Stockholders Agreement, dated as of June 15, 2021, by and among the Company and the other parties thereto

10.2	Registration Rights Agreement, dated as of June 15, 2021, by and among the Company and the other parties thereto

10.3	TaskUs, Inc. 2021 Omnibus Incentive Plan

10.4	Amended and Restated 2019 TaskUs, Inc. Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASKUS, INC.

By:	/s/ Bryce Maddock
Name: Bryce Maddock
Title: Chief Executive Officer

Date: June 15, 2021